SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 12, 2015
(Date of earliest event reported)

Farmers & Merchants Bancorp
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000 – 26099	94-3327828
(Commission File Number)	(IRS Employer Identification No.)

111 West Pine Street, Lodi, California 95240
(Address of principal executive offices)       (Zip Code)

 (209) 367-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(C))

Item 8.01	Other Events

On January 12, 2015, Farmers & Merchants Bancorp began trading on the OTCQX marketplace.  The Company’s stock symbol will remain the same: FMCB.  D.A. Davidson & Co., through its division Crowell, Weedon & Co., will serve as the Company’s corporate broker on the OTCQX.

Farmers & Merchants Bancorp is the parent company of Farmers & Merchants Bank of Central California ("F&M Bank"), headquartered in Lodi, California.

A copy of the OTCQX press release is included as Exhibit 99 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits:

99	Press release announcing Farmers & Merchants Bancorp (OTCQX: FMCB), parent company of Farmers & Merchants Bank of Central California ("F&M Bank") with $2.2 billion in assets, has qualified to trade on OTCQX®.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS & MERCHANTS BANCORP

By	/s/ Stephen W. Haley

Stephen W. Haley
Executive Vice President
& Chief Financial Officer

Date:  January 12, 2015